                               CNET NETWORKS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                     (000s)


                                                               March 31,    December 31,
                                                                  2000         1999
                                                               ----------   ------------
                              ASSETS
Current assets:
     Cash and cash equivalents                                 $  169,760   $   70,019
     Investments in marketable debt securities                     51,116       65,985
     Investments in marketable equity securities                  495,831      785,909
     Accounts receivable, net                                      31,834       25,701
     Other current assets                                          27,731       18,773
     Restricted cash                                                  901          740
                                                               ----------   ----------
          Total current assets                                    777,173      967,127

Investments in marketable debt securities                         111,818      109,802
Investments in marketable equity securities                        53,828           --
Property and equipment, net                                        34,572       32,203
Other assets                                                      191,655      141,560
                                                               ----------   ----------
                                                                1,169,046    1,250,692
                                                               ==========   ==========

            LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                               6,921       12,282
     Accrued liabilities                                           21,870       22,068
     Current portion of long-term debt                              6,083        6,083
     Income taxes payable                                              --        5,398
     Deferred tax liability                                       250,444      306,352
                                                               ----------   ----------
          Total current liabilities                               285,318      352,183

Long-term debt                                                    253,387      179,781
                                                               ----------   ----------

          Total liabilities                                       538,705      531,964

Stockholders' equity:
     Common stock                                                       8            7
     Additional paid in capital                                   271,941      258,838
     Other comprehensive income and deferred compensation          31,568      113,535
     Retained earnings (deficit)                                  326,824      346,348
                                                               ----------   ----------
          Total stockholders' equity                              630,341      718,728
                                                               ----------   ----------
                                                               $1,169,046   $1,250,692
                                                               ==========   ==========

                                  CNET NETWORKS
--------------------------------------------------------------------------------
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                    UNAUDITED
                                 (000's Omitted)

                                                            THREE MONTHS ENDED
                                                                 MARCH 31,
                                                         -----------------------
                                                           2000           1999
                                                         --------       --------
Revenues:
   Online                                                $ 43,044       $ 18,462
   Broadcast                                                2,323          1,652
                                                         --------       --------
      Total revenues                                       45,367         20,114

Cost of revenues:
   Online                                                  14,136          7,081
   Broadcast                                                2,722          1,607
                                                         --------      --------
      Total cost of revenues                               16,858          8,688

Gross profit                                               28,509         11,426

Operating expenses:
   Sales & marketing                                       18,400          5,720
   Development                                              3,099          2,100
   Corporate                                                6,285          3,065
                                                         --------       --------
      Total operating expenses before amortization         27,784         10,885

      Total operating profit before amortization,
       mySimon transaction costs and stock based
       compensation                                           725            541


   Amortization                                             9,546            306
   mySimon transaction costs                                1,456             --
   Stock based compensation                                 5,354             --
                                                         --------       --------
      Total operating profit (loss)                       (15,631)           235

Other income (expense)
   Gain (loss) on investment sales                         (4,622)        19,875
   Interest income (expense), net                             730            262
                                                         --------       --------
      Total other income (expense)                         (3,892)        20,137
                                                         --------       --------
       Net income (loss) before income taxes              (19,523)        20,372

          Income taxes                                         --             --

                                                         --------       --------
       Net income (loss)                                 $(19,523)      $ 20,372
                                                         ========       ========

Basic net income (loss)
       per share                                         $  (0.23)      $   0.25
                                                         ========       ========

Diluted net income (loss)
       per share                                         $  (0.23)      $   0.23
                                                         ========       ========

Shares used in calculating
       basic per share data                                85,656         80,202
                                                         ========       ========

Shares used in calculating
       diluted per share data                              85,656         87,166
                                                         ========       ========